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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001



                                 ENTREMED, INC.
                 (Exact name of issuer as specified in charter)


            Delaware                           0-20713                        58-1959440
 (State or other jurisdiction of      (Commission File Number)             (I.R.S. Employer
          incorporation                                                 Identification Number)

                            9640 Medical Center Drive
                               Rockville, Maryland
                               -------------------
                    (Address of principal executive offices)

                                      20850
                                      -----
                                   (Zip code)

                                 (301) 217-9858
                                 --------------
              (Registrant's telephone number, including area code)







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Item 5.  Other Events

        Filed herewith as Exhibit 99.1 is a copy of a press release issued by EntreMed, Inc. (the "Company") on February 15, 2001 announcing that the Company has commenced Phase II clinical trials in patients with prostate cancer for its anti-cancer agent 2-methoxyestradiol (2ME2), and that 2ME2 will now be known as PANZEM(TM). Such press release is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        The exhibits listed in the Exhibit Index are filed herewith.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                            ENTREMED, INC.


                                            By     /s/ THOMAS PRESCOTT RUSSO
                                                   -------------------------
                                                   Thomas Prescott Russo
                                                   Chief Financial Officer
Date:  February 16 , 2001






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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Text of Press Release, dated February 15, 2001.



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